                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                     [X]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement        [ ]   Confidential, For Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-2.

                              THE TAIWAN FUND, INC.
                (Name of Registrant as Specified in Its Charter)
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:

        (2)      Form, Schedule or Registration Statement No.:

        (3)      Filing Party:

        (4)      Date Filed:

                             THE TAIWAN FUND, INC.
                225 FRANKLIN STREET, BOSTON, MASSACHUSETTS 02110
      FOR QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE CALL 1-888-909-4594

                                                               November 30, 2001

Dear Stockholder:

     Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held on Monday, January 14, 2002.

     The only matter on which you, as a stockholder of the Fund, are being asked to vote is the election of the Fund's Directors. The Board of Directors recommends that you vote in favor of the re-election of the Fund's existing directors.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL STOCKHOLDERS.

     Thank you very much for your assistance.

                                                      Sincerely,

                                                      BENNY T. HU
                                                      President

                             THE TAIWAN FUND, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 14, 2002

To the Stockholders of THE TAIWAN FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the "Fund") will be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, January 14, 2002 at 11:00 A.M., New York time, for the following purposes:

          (1) To elect eight directors to serve for the ensuing year.

          (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on November 19, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

     You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                             By order of the Board of Directors,


                                             HAICHI VICKI HAU
                                             Secretary

November 30, 2001

                                PROXY STATEMENT
                             THE TAIWAN FUND, INC.

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE TAIWAN FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, January 14, 2002 at 11:00 A.M., New York time, and at any adjournments thereof.

     The approximate date on which this Proxy Statement and the form of proxy will be mailed to stockholders is November 30, 2001. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of the Fund c/o the Fund's administrator, State Street Bank and Trust Company, at the Fund's address at 225 Franklin Street, Boston, Massachusetts 02110) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present at the meeting for purposes of determining the presence of a quorum.

     The Board of Directors has fixed the close of business on November 19, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 16,365,572 shares of common stock.

     Management of the Fund knows of no business other than that mentioned in Proposal (1) of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2001 to any stockholder requesting such report. Requests for the annual report should be made by writing to The Taiwan Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110, attention: Ann Casey, or by calling 1-800-636-9242.

                             ELECTION OF DIRECTORS

     Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the eight nominees listed below as directors of the Fund to serve until the next Annual Meeting of Stockholders (expected to be held in January 2003), or until their successors are elected and qualified. If any such nominee should be unable to serve due to an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors, to replace any such nominee.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following table sets forth certain information concerning each of the nominees as a director of the Fund. Each of the nominees is now a director of the Fund.

                            PRESENT OFFICE WITH THE
                                FUND, PRINCIPAL
                                 OCCUPATION OR                           SHARES
                             EMPLOYMENT DURING PAST                   BENEFICIALLY
                                 FIVE YEARS AND                          OWNED           PERCENT
NAME AND ADDRESS           DIRECTORSHIPS IN PUBLICLY-  DIRECTOR       NOVEMBER 19,         OF
OF NOMINEE (AGE)                 HELD COMPANIES         SINCE           2001(1)           CLASS
----------------           --------------------------  --------   --------------------   -------
Shao-Yu Wang (78)          Chairman of the Board of      1986             None              --
Apt. 5H                    Trustees, Soochow
No. 56 Tunhwa South Road   University (1987-present);
Section 2                  Chairman of the Board of
Taipei, Taiwan, ROC        Trustees, Min Chuan
                           University, (1986-
                           present); Chairman of the
                           Board of Trustees, Fu-Dan
                           High School
                           (1986-present); Executive
                           Director, China American
                           Petrochemical Co., Ltd.
                           (1976-present).

**Benny T. Hu (53)         Chairman, China               1993             None              --
29F, 97 Tunhwa South Road  Development Asset
Section 2                  Management Corp. (June
Taipei, Taiwan, ROC        2001-present); President,
                           China Development
                           Industrial Bank
                           (1993-2001);
                           Ambassador-at-Large,
                           Republic of China (May
                           2001-present); Group
                           Chairman, Far Eastern Air
                           Transport Corp.
                           (1995-present); Chairman,
                           China Securities
                           Investment Trust
                           Corporation (1992-1993);
                           President, China
                           Securities Investment
                           Trust Corporation
                           (1986-1992); Director,
                           China Steel Corporation
                           (1993-2001).

David Dean (76)            Senior Advisor of the         1991              540               +
8361 B. Greensboro Drive   Chiang- Ching-Kuo
McLean, Virginia 22102     Foundation (1990-
                           present).

Lawrence J. Lau (56)       Kwoh-Ting Li Professor of     1998             None              --
Stanford University        Economic Development,
Landau Economics           Stanford University (1992-
Building, Room 340         present); Director,
579 Serra Mall             Stanford Institute for
Stanford, CA 94305-6072    Economic Policy Research
                           at Stanford University
                           (1997-1999).

                       PRESENT OFFICE WITH THE                          SHARES
                       FUND, PRINCIPAL OCCUPATION                    BENEFICIALLY
                       OR EMPLOYMENT DURING PAST                        OWNED            PERCENT
NAME AND ADDRESS       FIVE YEARS AND DIRECTORSHIPS    DIRECTOR       NOVEMBER 19,         OF
OF NOMINEE (AGE)       IN PUBLICLY-HELD COMPANIES       SINCE           2001(1)           CLASS
----------------      -------------------------------  --------   --------------------   -------
Joe O. Rogers (52)    The Rogers Team LLC, Organizing    1986            2,000               +
2477 Foxwood Drive    Member (July 2001- present);
Chapel Hill, NC       Executive Vice President,
27514                 Business Development, Planet
                      Portal Inc. (September 1999-
                      May 2001); President, Rogers
                      International, Inc. (September
                      1986-September 1999); Director,
                      The China Fund, Inc.
                      (1992-present); Vice President,
                      Business Development, Thomson
                      Con-sulting (1998-1999);
                      Partner, PHH Fantus Consulting
                      (1993-1996).

Jack C. Tang (74)     Honorary Chairman (April 2001-     1989             None              --
Tristate Holdings     present), Co-Chairman (April
Ltd.                  1999- April 2001), Chairman &
66-72 Lei Muk Road    CEO (June 1998- April 1999),
Kwai Chung            Chairman Emeritus (January
New Territories       1997-June 1998), Chairman & CEO
Hong Kong             (1987-December 1996), Tristate
                      Holdings Ltd.; Director, Mid
                      Pacific Air Corporation
                      (1986-present); Director
                      (1991-1999), Pacific Rim
                      Investments, Ltd.

*Gloria Wang (47)     Secretary and Treasurer of the     1998             None              --
99 Tunhwa South Road  Fund (1994-October 1998);
Section 2             Executive Vice President, HSBC
Taipei, Taiwan, ROC   Asset Management (Taiwan) Ltd.
                      (1996-present).

Lawrence F. Weber     Independent Consultant (1993-      1995             None              --
(68) 156 Ide Rd.      present).
Williamstown, MA
01267

---------------

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees.

 +  Less than 1% of the outstanding shares.

 * Director or nominee is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Ms. Wang is deemed to be an "interested person" because of her affiliation with the Fund's investment adviser.

** Mr. Hu was considered to be an "interested person" through August 22, 2001 because of his prior affiliation with the Fund's investment adviser.

     The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rogers and Wang.

     The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The Fund's Audit Committee is composed of directors who are not interested persons of the Fund and its actions are governed by the Fund's Audit Committee Charter, attached hereto as Appendix
A. The current members of the Audit Committee are Messrs. Dean, Lau, Rogers, Tang, Wang and Weber. The Audit Committee convened four times during the fiscal year ended August 31, 2001.

     The Board of Directors of the Fund held two regular meetings and three special meetings during the fiscal year ended August 31, 2001. Mr. Hu attended fewer than 75% of the aggregate number of Board meetings.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements under Section 16(a) of the Exchange Act.

OFFICERS OF THE FUND

     Mr. Benny T. Hu (age 53), a director of the Fund, has served as President of the Fund since 1986.

     Ms. Haichi Vicki Hau (age 39), Secretary and Treasurer of the Fund since October 1998, also serves as a Senior Analyst of HSBC Asset Management (Taiwan) Limited, the Fund's investment adviser (the "Adviser"). Ms. Hau also served as an Analyst of the Adviser from 1991 to 1994.

     Ms. Hau is considered to be an "interested person" (as defined in the 1940
Act) of the Fund or the Adviser.

     Mr. Hu was considered to be an "interested person" of the Fund and the Adviser because of his affiliation with China Development Industrial Bank ("CDIB"), the former parent company of the Adviser. On August 22, 2001, CDIB sold its interest in the adviser to HSBC Asset Management (Europe) Limited and as a result, Mr. Hu is no longer considered to be an "interested person" of the Fund or the Adviser.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

     The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was US$247,269 during the fiscal year ended August 31, 2001. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of US$10,000 plus US$1,000 for each directors' meeting and committee meeting attended.

     The Adviser pays the compensation and certain expenses of Ms. Gloria Wang, a director of the Fund, and of Ms. Haichi Vicki Hau, an employee of the Adviser who serves as Secretary and Treasurer of the Fund. Ms. Wang and Ms. Hau may participate in the advisory fees paid by the Fund to the Adviser, although the Fund makes no direct payments to either of them.

     Mr. Lawrence J. Lau serves as a consultant to the Adviser and receives a monthly fee of approximately US$2,500 for his consulting services. Mr. Lau's status as a consultant to the Adviser does not render him an "interested person" of the Fund or the Adviser under the 1940 Act.

     The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2001, as well as the total compensation earned by each director from the Fund and other funds advised by the Adviser or its affiliates (collectively, the "Fund Complex").

                                         PENSION OR
                                         RETIREMENT                          TOTAL COMPENSATION
                        AGGREGATE     BENEFITS ACCRUED   ESTIMATED ANNUAL      FROM FUND AND
NAME OF PERSON,        COMPENSATION   AS PART OF FUND     BENEFITS UPON         FUND COMPLEX
POSITION               FROM FUND(1)       EXPENSES          RETIREMENT      PAID TO DIRECTORS(2)
---------------        ------------   ----------------   ----------------   --------------------
Shao-Yu Wang.........    $20,000            --                 --                  $20,000
Benny T. Hu*.........         --            --                 --                       --
David Dean...........    $20,000            --                 --                  $20,000
Lawrence J. Lau......    $20,000            --                 --                  $20,000
Joe O. Rogers........    $20,000            --                 --                  $20,000
Jack C. Tang.........    $18,000            --                 --                  $18,000
Lawrence Weber.......    $20,000            --                 --                  $20,000
Gloria Wang*.........         --            --                 --                       --

---------------

(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2) There are currently 13 funds in the Fund Complex.

 * Ms. Wang, who is affiliated with the Adviser and is therefore an "interested person" of the Fund, does not receive any compensation from the Fund for her service as director. Mr. Hu was affiliated with the Adviser prior to the transfer of ownership of the Adviser from CDIB to HSBC Asset Management (Europe) Limited on August 22, 2001. Accordingly, Mr. Hu did not receive any compensation from the Fund for his service as a director through August 22, 2001.

REQUIRED VOTE

     The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld and broker non-votes will have no effect on the outcome of the elections.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTORS.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the Fund's audited financial statements for the fiscal year ended August 31, 2001 with the Adviser and KPMG LLP, the Fund's independent accountants ("KPMG"), and has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received written disclosures from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2001 be included in its annual report to stockholders and the Fund's annual report filed with the Securities and Exchange Commission.

INDEPENDENT ACCOUNTANTS

     KPMG serves as the Fund's independent accountants, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund's federal income tax returns. KPMG also performs other professional accounting, auditing, tax and advisory services when the Fund engages it to do so. Representatives of KPMG are expected to be present at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

     Audit Fees. The aggregate fees to be paid to KPMG in connection with the annual audit of the Fund for the last fiscal year is $54,000.

     Financial Information Systems Design and Implementation Fees. There were no financial information systems design and implementation services rendered by KPMG to the Fund, the Adviser or the Adviser's affiliates that provide services to the Fund for the last fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of November 19, 2001. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                          NAME AND ADDRESS         AMOUNT AND NATURE OF      PERCENT
   TITLE OR CLASS        OF BENEFICIAL OWNER       BENEFICIAL OWNERSHIP     OF CLASS*
   --------------      -----------------------  --------------------------  ---------
Common Stock.........  Lazard Freres & Co. LLC  Has sole power to vote and    6.1%
                        30 Rockefeller Plaza    dispose of 994,300 shares.
                         New York, NY 10020

Common Stock.........          UBS AG           Has sole power to vote and    5.5%
                          Bahnhofstrasse 45     dispose of 893,225 shares.
                            8021, Zurich,
                             Switzerland

---------------

* Percentages are based on the number of outstanding shares of the Fund as of November 19, 2001.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Georgeson Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at US$4,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or Georgeson Shareholder Communications Corporation in person, by telephone, by facsimile, or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     No business other than as set forth herein is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

     In order to submit a stockholder proposal to be considered for inclusion in the Fund's proxy statement for the Fund's 2003 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., 225 Franklin Street, Boston, Massachusetts 02110) not later than August 2, 2002. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan

Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02110), not before October 17, 2002 and not later than November 16, 2002.

                                      By order of the Board of Directors,


                                      Haichi Vicki Hau
                                      Secretary
225 Franklin Street
Boston, Massachusetts
02110

November 30, 2001

                                                                      APPENDIX A

                             THE TAIWAN FUND, INC.
                                  (THE "FUND")

                            AUDIT COMMITTEE CHARTER

OBJECTIVES:

     I. The Board of Directors (the "Board") of the Fund has established a committee of certain independent directors (the "Audit Committee"). The objectives of the Audit Committee are:

          (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

          (c) to act as a liaison between the Fund's independent auditors and the full Board.

     II. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

RESPONSIBILITIES:

     I. To carry out its objectives, the Audit Committee shall have the following responsibilities:

          (a) to recommend the selection, retention or termination of independent auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the investment manager(s), and to receive the auditors' specific representations as to their independence;

          (b) To meet with Fund's independent auditors, including private meetings, as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors render to the Board and shareholders;

          (c) to review significant current financial reporting issues and practices with management and auditors and to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

          (d) to review the fees charged by the auditors for audit and non-audit services;

          (e) to investigate improprieties or suspected improprieties in fund operations;

          (f) to review the Fund's process for monitoring compliance with investment restrictions and applicable laws and regulations and with the code of ethics;

          (g) to report its activities to the full Board on a regular basis and to made such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

          (h) to review this Charter and recommend any changes to the full
     Board.

     II. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall regularly meet with the Treasurer of the Fund and with representatives of the management company and other service providers responsible for financial reporting and controls.

     III. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

                                   PROXY CARD

                              THE TAIWAN FUND, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                ANNUAL MEETING OF STOCKHOLDERS - JANUARY 14, 2002


         The undersigned hereby appoints Lawrence F. Weber, Haichi Vicki Hau and Laurence E. Cranch, and each of them, the proxies of the undersigned with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance Rogers & Wells LLP, 200 Park Avenue, 52nd Floor, New York, New York 10166, on Monday, January 14, 2002 at 11:00 A.M., New York time, and at any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated November 30, 2001.


         UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEM (1).


--------------------------------------------------------------------------------

                    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE
                    AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------


Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.


HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?


------------------------------------          ----------------------------------


------------------------------------          ----------------------------------


------------------------------------          ----------------------------------


                               FRONT OF PROXY CARD

[X]      PLEASE MARK VOTES AS IN THIS EXAMPLE

1.       The election of directors:

                           For  [ ]    Withhold  [ ]    For All Except  [ ]
         Nominees:
                           Shao-Yu Wang, Benny T. Hu, David Dean,
                           Lawrence J. Lau, Joe O. Rogers, Jack C. Tang, Gloria Wang and Lawrence F. Weber

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.

2. In their discretion on any other business which may properly come before the meeting or at any adjournments thereof.

         Mark box at right if an address change or comment    [ ]
         has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.   Date:
                                                   -----------------------------

------------------------------------          ----------------------------------
Stockholder sign here                                         Co-owner sign here


RECORD DATE SHARES:

                                  BACK OF CARD